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                                                                   EXHIBIT 99.2

                                    CONSENT

  I hereby consent to being named as a person who would be elected director of Community Bankshares, Inc. in the Registration Statement filed with the Securities and Exchange Commission on Form S-4, Registration No. 33-63443.

                                            /s/ Philip M. Stone
                                            ___________________________________
                                            Philip M. Stone